UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

INFRASTRUCTURE MATERIALS CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[   ]      Fee computed on table below per Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies: n/a

(2)      Aggregate number of securities to which transaction applies: n/a

(3)      Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

(4)      Proposed maximum aggregate value of transaction: n/a

(5)      Total fee paid: -0-

[   ]      Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date filed:

1135 Terminal Way
Suite 207B
Reno, Nevada 89502
775-322-4448

Dear Shareholder:

You are invited to the Annual Meeting of the Shareholders (the “Shareholders Meeting”) of Infrastructure Materials Corp. (the “Company”).  The Company will hold its Shareholders Meeting at _____________________, Calgary, Alberta ________ at 10:00 A.M. on _____________, 2011 for the following purposes:

1.	To elect five directors to serve until the next Shareholders Meeting or until their respective successors are elected or appointed;

2.
To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized common shares from 100,000,000 shares of common stock, par value $0.0001 (“Shares”) to 500,000,000 Shares;

3.	To adopt a new Stock Option Plan;

4.	To ratify the appointment of Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the financial year ending June 30, 2011; and

5.	To transact such other business as may properly come before the Shareholders Meeting, or any adjournment or postponement thereof

The Board of Directors has fixed June 2, 2011, as the Record Date (the “Record Date”) for determining the Shareholders entitled to receive notice of, and to vote at, the Shareholders Meeting or any adjournment or postponement thereof.  Only Shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Shareholders Meeting.

All Shareholders are invited to attend the Shareholders Meeting in person.  However, even if you expect to be present at the Shareholders Meeting, you are requested to mark, sign, date, and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation.  All proxies must be received by the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays prior to the time of the Shareholders Meeting in order to be counted.  Shareholders of record attending the Shareholders Meeting may vote in person even if they have previously voted by proxy.

We have enclosed the Company’s Proxy Statement and Information Circular in connection with the Shareholders Meeting.  If you have any questions concerning this Proxy Statement and Information Circular or need help in voting your shares, please contact: Anne Macko at 775-322-4448.

Included with this Proxy Statement and Information Circular are: (i) the Company’s Quarterly Report on Form 10-Q for the nine months ended March 31, 2011 and (ii) the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2010 and 2009.  Additional information about the Company is available at the website maintained by the Securities and Exchange Commission at http://www.sec.gov/edgar/searchedgar/companysearch.html.

Dated this ___ day of June

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Todd Montgomery
Todd Montgomery, Director and
Chief Executive Officer

INFRASTRUCTURE MATERIALS CORP.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON _____________, 2011

GENERAL

The enclosed proxy is solicited by the Board of Directors of Infrastructure Materials Corp. (the "Company" or “Infrastructure Materials”), for use at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at __________________________, Calgary, Alberta _____ on __________, 2011, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our Shareholders on or about June __, 2011.

The cost of solicitation will be borne by the Company.  The solicitation will be made primarily by mail.  Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore.  In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.  The total cost of proxy solicitation, including legal fees, mailing and other expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be approximately $40,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (the "Management Proxyholders").  A shareholder of the Company (a “Shareholder”) desiring to appoint some other person (an "Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy.  A person appointed as proxyholder need not be a Shareholder of the Company.  All completed proxy forms must be deposited with the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a Shareholder on the proxy, on any ballot that may be called for.  In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting.  At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered Shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person.  If you submit a proxy, you must complete, date and sign the Proxy Card included with this package, and then return it to our Transfer Agent who is tabulating the vote, by mail or by hand delivery at Olde Monmouth Stock Transfer Co., Inc. 200 Memorial Parkway Atlantic Highlands, NJ 07716 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significance to Shareholders who do not hold Shares in their own name.  Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered Shareholders (those whose names appear in the records of the Company as the registered holders of Shares).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders' meetings.  Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered Shareholders by the Company.  However, its purpose is limited to instructing the intermediary on how to vote on your behalf.  Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.  Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company.  The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting.  You have the right to appoint a person (who need not be a beneficial Shareholder of the Company), other than the person(s) designated in the voting instruction form, to represent you at the Meeting.  To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form.  The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with   Broadridge’s instructions.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting.  If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting.  The voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your Shares in that capacity.  If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER NOMINEE, YOUR SHARES MAY NOT BE VOTED OR THEY MAY BE VOTED WITHOUT YOUR DIRECTION.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered Shareholder who has given a proxy may revoke it by:

(a)
Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered Shareholder or the registered Shareholder’s authorized attorney in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to the Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the Meeting and voting the registered Shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

VOTING PROCEDURE

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders.  Any number of Shareholders, even if less than a quorum may adjourn the meeting without further notice until a quorum is obtained.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting.  However, an abstention or broker non-vote will not have any effect on the outcome of the proposals submitted to shareholders.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted: (1) "FOR" the election of each of the nominees to the Board of Directors named on the following page; (2) “FOR the resolution to amend the Company’s Certificate of Incorporation to increase the number of the Company’s authorized common shares to 500,000,000; (3) “FOR the adoption of the new Amended Stock Option Plan, and (4) "FOR" the resolution to ratify the appointment of Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the financial year ending June 30, 2011.  It is not expected that any matters other than those referred to in this Proxy Statement and Information Circular will be brought before the Meeting.  If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors proposes that the following five (5) nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified:

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees.  Although the board of directors anticipates that the five (5) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table provides information regarding our current directors, each of whom is a nominee for re-election to our Board of Directors.

Name	Age	Position with the Company	Position Held Since
Todd Montgomery	45	Director and CEO	Director as of May 1, 2006 CEO as of May 5, 2006

Mason Douglas	36	Director and President	Director as of May 1, 2006 President as of June 18, 2008

Randal Ludwar	57	Director	May 1, 2006

Joseph Montgomery	83	Director	May 1, 2006

Brent Walter	45	Director	May 1, 2006

The individual experiences, qualifications, attributes and skills of our current directors relevant to serving on our Board of Directors are set forth below.

Todd Montgomery – Chief Executive Officer, Director

Mr. Montgomery was the founder and former President of Anglo Potash Ltd. (TSX-V), a Canadian mining company, formerly Anglo Minerals Ltd.  This company was purchased by BHP in 2008.  In 1999, Mr. Montgomery founded and served as President and Chief Operating Officer of SynEnco Energy Inc., an oil sands development corporation.  Prior to 1999, he identified and secured oil sands properties for Oil Sands Quest, an AMEX listed company.  Mr. Montgomery has provided independent mining consulting services for a number of private and public corporations.  Mr. Montgomery is also currently serving as CEO and a director of Anglo Canadian Oil Corp. (TSX-V) and as CEO and a director of Pacific Iron Ore Corporation (TSX-V).  He has previously served as CEO and a director of Anglo Aluminum Corp. (TSX-V), and as Chairman of PanWestern Energy Ltd. (TSX-V). Mr. Montgomery is 44 years old.  Todd Montgomery is the nephew of Joseph Montgomery, who also serves as a member of the Company’s Board of Directors and as Chairman of the Board.

Mason Douglas - President, Director

Mr. Douglas is currently President and a Director of the Company.  Mr. Douglas received an MBA from the University of Saskatchewan in 2000.  He received his Bachelor of Law (LL.B) from the University of Calgary in 2007.  Mr. Douglas is presently an inactive member of the Law Society of Alberta.  Between 2001 and 2004 Mr. Douglas was Vice President of Operations of Western Petrochemicals Corp., a privately owned oil development company.  Between 2001 and 2006 he also was an independent consultant providing business plans, economic modeling and project management for a variety of mining projects.  Mr. Douglas is currently serving as a director of Anglo Canadian Oil Corp. (TSX-V) and previously served as Chief Operating Officer and a director of Anglo Aluminum Corp. (TSX-V). Mr. Douglas is 35 years old.

Randal Ludwar - Director

Mr. Ludwar received a B.Sc. (1977) in Business Administration from Yale University.  Mr. Ludwar has been a private consultant to the Montgomery Group of Companies for the past fifteen years and previously served as a director of Anglo Potash Ltd. (TSX-V) and Klondike Capital Corp. (TSX-V).  Mr. Ludwar is 56 years old.

Joseph Montgomery - Director and Chairman of the Board

Dr. Montgomery is a geological engineer.  He holds a B.Sc. (1959) in Geology, a M.Sc. (1960) in Geology and a Ph.D. (1967) in Geology.  Dr. Montgomery has been a practicing geological engineer since 1959 and maintains his professional status as a member of the Association of Professional Engineers and Earth Sciences of British Columbia.  He is also a member of the advisory board of the Canadian Institute of Gemology.  Dr. Montgomery has previously served as a director of Abitibi Mining Corp. (TSX-V), Amador Gold Corp. (TSX-V), Klondike Silver Corp. (TSX-V), Golden Chalice Resources Inc. (TSX-V), Kalahari Resources Inc. (TSX-V), Klondike Gold Corp. (TSX-V), Better Resources Limited, now Argus Metals Corp. (TSX-V), Anglo Potash Ltd. (TSX-V), ComCorp Ventures Inc., now Wildcat Silver Corp. (TSX-V), Sedex Mining Corp. (TSX-V), and Almaden Minerals Ltd. (TSX).  Dr. Montgomery is 83 years old.  Dr. Montgomery is the uncle of Todd Montgomery, who also serves as a member of the Company’s Board of Directors and as the Company’s Chief Executive Officer.

Brent Walter - Director

Mr. Walter received a LLB degree from the University of Saskatchewan in 1990.  He is a lawyer with the firm, ProVenture Law LLP in Calgary, Alberta, and practices primarily in the areas of securities and corporate/commercial law.  Mr. Walter currently serves as a director and officer of a number of public and private corporations, including Anglo Canadian Oil Corp. (TSX-V), Red Rock Energy Inc. (TSX-V), and Pacific Iron Ore Corp. (TSX-V).  During the five years preceding the period covered by this report, Mr. Walter was Managing Director of Anglo Potash Ltd. (TSX-V), and a director of AgriTec Systems, Inc. (TSX-V), Mystique Energy Inc. (TSX-V), PanWestern Energy Ltd. (TSX-V), Fair Sky Resources (TSX-V), Wellpoint Systems Inc. (TSX-V), Maskal Energy Ltd. (TSX-V) and Sunshine Capital Corporation (TSX-V-delisted).  He is a member of the Law Societies of Alberta and Saskatchewan (inactive), as well as the Canadian Bar Association.  Mr. Walter is 45 years old.

Involvement in Certain Legal Proceedings

Except as set forth below, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers or any of the persons nominated by our Board of Directors to become a director of the Company.

1.   A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.   Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.   Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii. Engaging in any type of business practice; or

iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.   Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.   Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.   Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.   Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.  Any Federal or State securities or commodities law or regulation; or

ii.  Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.  Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.   Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Joseph Montgomery was a director of Daren Industries Ltd. from June 1993 to until February, 2002.  On May 1, 2002, Daren Industries Ltd. was placed into receivership, with a receiver-manager having been appointed pursuant to the terms of a loan, supply and security agreement dated July 19, 2000 and a general security agreement dated July 25, 2000.

Mr. Walter was a director of Mystique Energy, Inc., a Canadian corporation which filed a petition under the Companies' Creditors Arrangement Act (Canada) (“CCAA”) on April 23, 2007, seeking an arrangement with certain of its creditors.  Mr. Walter resigned as a director on or about May 21, 2009.  The CCAA process was completed by way of an Order of the Court of Queen's Bench of Alberta, Judicial District of Calgary on October 29, 2009.  Mr. Walter was a director of Fair Sky Resources Inc. until shortly before a receivership order was granted by the same court on December 7, 2007.  Finally, Mr. Walter was a director of Maskal Energy Ltd. ("Maskal") until December of 2009.  Maskal was issued a cease trade order by the securities commissions of Alberta and British Columbia on or about June 4, 2008 for failure to file interim financial disclosure reports.

Executive Compensation

Except for services provided by entities owned by some of our Officers and Directors as more particularly set out in CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE, below, no officer or director of the Company has received any other remuneration from us, directly or indirectly, since our inception.  We have a stock option plan only, as described herein. Although we have no other retirement incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of directors, officers or other employees, it is possible that we will adopt such a plan in the future.

(a) Compensation of Officers

The following table shows the compensation paid to the Company’s executive officers during the fiscal years ended June 30, 2010 and 2009:

SUMMARY COMPENSATION TABLE

						Non-equity	Nonqualified
	Year			Stock	Option	incentive plan	deferred	All other
Name and principal	Ended	Salary	Bonus	Awards	Awards	compensation	compensation	compensation	Total
position	June 30,	($)	($)	($)	($)	($)	earnings ($)	($)	($)

Todd D. Montgomery	2010	NIL	NIL	NIL	25,675	NIL	NIL	NIL	25,675
CEO and Director	2009	NIL	NIL	NIL	94,413	NIL	NIL	NIL	94,413

Mason Douglas	2010	NIL	NIL	NIL	25,675	NIL	NIL	102,000	127,675
President and Director	2009	NIL	NIL	NIL	94,413	NIL	NIL	102,000	196,413

Rakesh Malhotra	2010	NIL	NIL	NIL	1,605	NIL	NIL	13,617	15,222
CFO (1)	2009	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

Randal Ludwar	2010	NIL	NIL	NIL	3,210	NIL	NIL	NIL	3,210
Director and former CFO (1)	2009	NIL	NIL	NIL	68,925	NIL	NIL	NIL	68,925

Anne Macko	2010	NIL	NIL	NIL	3,210	NIL	NIL	52,042	55,252
Corporate Secretary (2)	2009	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

Roger Hall	2010	NIL	NIL	NIL	25,675	NIL	NIL	126,832	152,507
Former COO and Director (3)	2009	NIL	NIL	NIL	94,413	NIL	NIL	156,370	250,783

Joanne Hughes	2010	NIL	NIL	NIL	6,419	NIL	NIL	32,055	38,474
Former Corporate Secretary (2)	2009	NIL	NIL	NIL	20,339	NIL	NIL	28,835	49,174

(1)
On October 27, 2009, Mr. Ludwar resigned from his position as Chief Financial Officer (“CFO”) of the Company and remained a member of the Company’s Board of Directors.  On the same date, Mr. Malhotra was appointed CFO of the Company.

(2)	On April 27, 2010 the Company accepted the resignation of Ms. Hughes as Corporate Secretary. On the same date, the Company appointed Ms. Macko to the position of Corporate Secretary.

(3)
On January 15, 2010, Mr. Hall resigned as the Company’s Chief Operating Officer (“COO”) and as a member of the Company’s Board of Directors.  Mr. Hall, received $126,832 during the fiscal year ended June 30, 2010, and $156,370 during the fiscal year ended June 30, 2009, in connection with his services as a senior geologist for the Company.  As of March 1, 2011, the Company appointed Mr. Hall as its Exploration Manager.

(b)           Long Term Incentive Plan (LTIP Awards)

The Company does not have a long term incentive plan, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities), was paid or distributed to any executive officers during the three most recent completed years.

(c)           Options and Stock Appreciation Rights (SARs)

The following table shows the stock options and stock appreciation rights, if any, granted to the Company’s executive officers as of June 30, 2010:

Name	Number of Securities underlying unexercised options (#) Exercisable	Number of Securities underlying unexercised options (#) Unexercisable	Equity Incentive plan awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive plan awards: Market or payout value of unearned shares, or units or other rights that have not vested ($)
Todd D. Montgomery	250,000	Nil	Nil	0.30	9-Apr-2012	Nil	Nil	Nil	Nil
	400,000			0.15	10-Dec-2013
Mason Douglas	250,000	Nil	Nil	0.30	9-Apr-2012	Nil	Nil	Nil	Nil
	400,000			0.15	10-Dec-2013
Rakesh Malhotra	50,000	Nil	Nil	0.30	16-Apr-2012	Nil	Nil	Nil	Nil
	25,000			0.15	10-Dec-2013
Anne Macko	50,000	Nil	Nil	0.30	23-Jan-2013	Nil	Nil	Nil	Nil
	50,000			0.15	10-Dec-2013
Randal Ludwar	250,000	Nil	Nil	0.30	9-Apr-2012	Nil	Nil	Nil	Nil
	50,000			0.15	10-Dec-2013
Roger Hall	250,000	Nil	Nil	0.30	9-Apr-2012	Nil	Nil	Nil	Nil
	200,000			0.15	10-Dec-2013
Joanne Hughes	50,000	Nil	Nil	0.15	30-Sep-2010	Nil	Nil	Nil	Nil
	50,000			0.30	9-Apr-2012
	50,000			0.35	1-Apr-2013
	50,000			0.15	10-Dec-2013

(d) Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company.  The directors are entitled to participate in the Company’s stock option plan.  For information regarding the compensation of our directors who are also officers of the Company see the “SUMMARY COMPENSATION TABLE” above.

DIRECTOR COMPENSATION TABLE

Name	Year ended June 30,	Fees earned or paid in cash	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Joseph Montgomery Chairman of the Board and Director (1)	2010	NIL	NIL	3,210	NIL	NIL	3,210

Brent Walter Director (2)	2010	NIL	NIL	3,210	NIL	NIL	3,210

(1)	As of June 30, 2010, Mr. Montgomery held options exercisable for 300,000 shares of the Company’s stock.
(2)	As of June 30, 2010, Mr. Walter held options exercisable for 300,000 shares of the Company’s stock.

No stock options were granted to executive officers or directors during the fiscal year ended June 30, 2010.

No stock options were exercised by executive officers or directors during the fiscal year ended June 30, 2010.

Other Arrangements
None.

Indebtedness of Directors and Executive Officers
None.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of June 30, 2010, we had 68,193,457 shares of common stock issued and outstanding.  Consequently, for purposes of describing shareholder voting rights, we have included in the table below the number of common shares of the Company held by the officers and directors of the Company as well as the beneficial owner’s of more than 5% of shares of the Company’s common stock.  The last column of the table below reflects the voting rights of each officer and/or director and beneficial owner as a percentage of the total voting shares.

Name and Address	Number of shares of	Nature of % of
of Beneficial Owner	Common Stock	ownership	Percentage of Class Held

Pinetree Capital Ltd.	8,177,174	Record	11.99%	of Common shares
150 King St. W., Ste 2500
Toronto, ON M5X 1A9

NPT Fund	3,696,098	Record	5.42%	of Common shares
c/o Ironshore Partners
P.O. Box 792
West Bay Rd., Unit D
Trafalgar Place, Grand Cayman
Cayman Islands K1Y 1303

Todd D. Montgomery, CEO	12,352,801	(1)	18.11%	of Common shares
1413-43rd Street SW
Calgary, AB T3C 2A3

Joseph Montgomery, Chairman	500,000	(2)	0.73%	of Common shares
878 W. 27th Avenue
Vancouver, BC V5Z 2G7

Randal Ludwar, Director	500,000		0.73%	of Common shares
1215 Mayberry Crescent
Moose Jaw, SASK S6H 6X7

Brent Walter, Director	1,100,000	(3)	1.61%	of Common shares
2417 - 32nd Avenue SW
Calgary, AB T2T 1X4

Mason Douglas, President	550,000		0.81%	of Common shares
5542 Henwood St., S.W.
Calgary, AB T3E 6Z3

Rakesh Malhotra, CFO	16,664		0.02%	of Common shares
4580 Beaufort Terrace
Mississauga, ON L5M 3H7

TOTAL	15,019,465		22.01%

(1)
As of February 8, 2011 corporations controlled by Mr. Montgomery held 14,436,134 Shares.  As of June 2, 2011, a corporation controlled by Mr. Montgomery acquired 2,608,696 shares of Series A Preferred stock which carry one vote per share.  As a result, as of June 2, 2011, Mr. Montgomery holds voting control of 23.37% of the outstanding equity capital of the Company.

(2)	400,000 of Joseph Montgomery’s shares were held by family members.

(3)	300,000 of Brent Walter’s shares were held by a family member.

As of June 2, 2011, a group, management and the directors owned or controlled 27.03% of the issued and outstanding voting shares of Infrastructure Materials Corp.

Certain Relationships and Related Transactions, and Director Independence

The Company entered into an agreement to acquire, as a wholly-owned subsidiary, Canadian Infrastructure Corp., a Canadian corporation, pursuant to a Share Exchange Agreement (the “CIC Agreement”) between the Company, CIC and Todd D. Montgomery dated as of December 15, 2009.  Mr. Montgomery was the sole shareholder of CIC as well as the Company’s Chief Executive Officer and as a member of its Board of Directors.  The CIC Agreement was approved by the disinterested members of the Company’s Board of Directors on November 27, 2009, after obtaining an independent appraisal and market study for the quarry leases owned by CIC.  Under the terms of the CIC Agreement, the Company acquired all of the issued and outstanding stock of CIC in exchange for 1,021,777 Shares of the Company.  The CIC Agreement closed on February 9, 2010.

On January 15, 2010, Roger M. Hall resigned as the Company’s Chief Operating Officer and as a member of the Company’s Board of Directors.  Mr. Hall subsequently resigned as Vice President - Exploration of IMC US.  As of January 12, 2010, the Company terminated its Independent Contractor Agreement with Mr. Hall dated April 1, 2007.  As consideration for his services, stock options previously granted to Mr. Hall were extended to expire as follows: 200,000 options to acquire Shares at $0.15 per Share expired on April 15, 2010; 200,000 options to acquire Shares at $0.15 per Share will expire on December 10, 2013 and 250,000 to acquire Shares at $0.30 per Share will expire on April 9, 2012. There were no disagreements between Mr. Hall and the Company with respect to with the Company’s management, policies, procedures, internal controls or public disclosure documents.  As of March 1, 2011, the Company appointed Mr. Hall as its Exploration Manager.  Mr. Hall receives $65.00 per hour for consulting services and is reimbursed for his direct expenses related to the performance of services.

Mr. Hall also received $94,081 in connection with services he performed for the Company as a senior geologist from July 1, 2009, until his resignation on January 15, 2010.

Joanne Hughes served as the Company’s Corporate Secretary and received $31,538 until her resignation on April 27, 2010.  There were no disagreements between the Company and Ms. Hughes with respect to the management, policies, operations or financial reporting of the Company.

Anne Macko was appointed Corporate Secretary on April 27, 2010, and received $10,667 from her appointment to June 30, 2010.

A corporation owned and operated by the Company’s President who is also a member of the Company’s Board of Directors, received $102,000 for the President’s services.

A law firm, a partner of which is also a member of the Company’s Board of Directors, was paid $62,234 for legal services rendered and expenses incurred on behalf of the Company.

The Chief Financial Officer of the Company received $13,617.

Director Independence

We currently have one independent director, as the term “independent” is defined by the rules of the NYSE-AMEX.  (Note-our Shares are not currently listed on the NYSE-AMEX or any other national securities exchange and this reference is used for definitional purposes only.)

PROPOSAL 2

On June 3, 2011, our Board of Directors adopted, subject to shareholder approval, an amendment to the Certificate of Incorporation of the Company (the “Certificate”) to increase the total authorized shares from 100,000,000 shares of common stock, par value $0.0001 to 500,000,000 shares of common stock. Such increase would be effectuated by amending current Article Fourth of the Certificate to read as follows:

“The corporation shall have the authority to issue 500,000,000 shares of common stock, par value $.0001 per share.  In addition, the corporation shall have the authority to issue 50,000,000 shares of preferred stock, par value $.0001 per share which may be divided into series and with the preferences, limitations and relative rights determined by the Board of Directors.”

The additional Shares for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the Shares presently outstanding.

As of the Record Date, 70,326,790 shares of common stock were issued and outstanding.  In addition, as of the Record Date 4,700,000 shares of common stock were reserved for issuance upon exercise of stock options.  Consequently, of the 100,000,000 shares of common stock currently authorized by the Certificate, approximately 24,973,210 shares of common stock are presently available for general for issuance.  As of the date of this Proxy Statement, the Company has issued 2,608,696  shares of Series A Preferred Stock that are convertible into 2,608,696  shares of common stock at such time as the Company has Shares available for issuance.  The shares of Series A Preferred Stock carry voting rights equal to the Company’s common stock.

PURPOSES AND EFFECTS OF THE AUTHORIZED SHARES AMENDMENT

The Company’s exploration business requires ongoing infusions of capital to fund operating and exploration activities.  The Board of Directors has determined that the number of shares of common stock (“Shares”) currently authorized and available for issuance is inadequate to permit the financings that the Company requires going forward.  The increase in authorized Shares is recommended by the Board of Directors in order to provide a sufficient reserve of Shares for future financings to fund exploration, development of our properties (if warranted), future acquisitions and general corporate purposes.  Such additional authorized Shares would be available for issuance at the discretion of the Board of Directors without further Shareholder approval (subject to certain provisions of state law).

The Board of Directors does not intend to issue any Shares or securities convertible into Shares except on terms that the Board of Directors deems to be in best interests of the Company and its stockholders.  We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional Shares to be authorized by the proposed amendment to the Certificate.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to amend the Certificate is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Company, nor is it part of a plan by Management to recommend a series of similar amendments to the Board of Directors and Shareholders.

REQUIRED APPROVAL

BE IT RESOLVED THAT:

(a)	The Amendment to the Certificate of Incorporation of the Company attached to the Proxy Statement as Exhibit A is hereby adopted

(b)
Any officer or director of the Company is hereby authorized to execute all documents and file in the State of Delaware such documents, including an amendment to the Company’s Certificate of Incorporation, and to do all acts and things necessary or advisable to give effect to this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL 3

ADOPTION OF NEW STOCK OPTION PLAN

Background

The Company has applied for a cross-listing on the TSX Venture Exchange in Canada.  The Board of Directors believes that a cross listing of the Company’s Shares in Canada will help the Company attract future investment by Canadian investment funds and other significant investors.  In connection with our application for the Canadian listing, the Board of Directors recommends that the shareholders of the Company approve an amendment and restatement of the Company’s existing 2006 Stock Option Plan (the “Original Stock Option Plan”) in the form included with this Proxy Statement and Information Circular as Exhibit B (the “Amended Stock Option Plan”) to enable the Company’s stock option plan to meet the requirements of the TSX Venture Exchange.

Description of the Stock Option Plan

The purpose of the Original Stock Option Plan was to provide an effective long-term incentive for the directors, officers, employees and direct and indirect providers of services such as geological field consultants and other advisors.  The Original Stock Option Plan was established in April of 2006 with the intent of advancing the interests of the Company by encouraging and enabling the acquisition of equity interest in the Company by the participants and as a mechanism to reduce the cash costs of officers, employees and directors compensation and the cash cost of services provided to the organization.

The Amended Stock Option Plan, as presented to the shareholders of the Company for their approval, permits the Corporation to issue options in a number up to a maximum of 10% of the outstanding Common Shares.  In addition, the number of Shares reserved for issuance to any one person shall not exceed 5% of the issued and outstanding Shares and the number of Shares reserved to issuance to all persons retained to provide investor relations services will not exceed 2% of the issued and outstanding Shares.  The Board of Directors determines the price per Share and the number of Shares which may be allotted to each director, officer, employee and consultant, or Companies controlled by such persons, and all other terms and conditions of the option, subject to the rules of any stock exchange having jurisdiction, including the TSX Venture Exchange if our listing application is approved.  Options must be exercised within 90 days following termination of employment or cessation of position with the Company, provided that if the cessation of office, directorship, consulting arrangement or employment was by reason of death, the option must be exercised within 12 months after such death, subject to the expiry of such option.  The exercise price per Share for options granted under the Amended Stock Option Plan as set by the Board of Directors shall not be less than the last price at which Shares, on the last business day prior to the date on which such option is granted, traded on the principal stock exchange or market on which the Shares are then traded, less the applicable discount permitted (if any) by any such applicable exchange or market.  If prior to the exercise of an option, the holder ceases to be a director, officer, employee or consultant of the Company, or its subsidiary, the option of the holder shall be limited to the number of Shares purchasable by him/her immediately prior to the time of his/her cessation of office or employment and for a period of 90 days thereafter, and he/she will have no right to purchase any other Shares.

If the Amended Stock Option Plan is approved, the outstanding options will remain in effect and be exercisable in accordance with, and be deemed to be issued under, the terms of the Amended Stock Option Plan.  Approval of the Amended Stock Option Plan requires approval of Shareholders by ordinary resolution, being a majority of the votes cast by Shareholders on the resolution.  The Amended Stock Option Plan is also subject to regulatory approval by the TSX Venture Exchange if our application for listing is approved.  The text of the resolution to be considered by shareholders at the Meeting is set forth below.

Reservation of Shares to Be Issued Pursuant to the Stock Option Plan

The Company reserved 5,000,000 Shares for issuance under the Original Stock Option Plan in April, 2006 when the Original Stock Option Plan was adopted.  The Company had 4,450,000 outstanding options issued pursuant to the Original Stock Option Plan and 250,000 stock options issued outside the Original Stock Option Plan as of the Record Date.  The Amended Stock Option Plan, by its terms, reserves for issuance such number of Shares as is equal to 10% of the outstanding Shares of the Company from time to time.  By approving the Amended Stock Option Plan, shareholders of the Company would also be approving the reservation of a number of Shares for issuance pursuant to such Plan equal to 10% of the outstanding Shares of the Company from time to time.

Change in Control

The Amended Stock Option Plan contains a provision that accelerates the vesting of all outstanding stock options in the event of a change-in-control of the Company.  For this purpose, a change-in-control would include the following:

(a)
the acceptance by the holders of Shares representing in the aggregate more than 50% of all issued Shares of the Company, of any offer, whether by way of a takeover bid or otherwise, for all or any of the outstanding Shares of the Company; or

(b)
the acquisition, by whatever means, by a person (or two or more persons who, in such acquisition, have acted jointly or in concert or intend to exercise jointly or in concert any voting rights attaching to the Shares acquired), directly or indirectly, of beneficial ownership of such number of Shares or rights to Shares of the Company, which together with such person’s then owned Shares and rights to Shares, if any, represent (assuming the full exercise of such rights to voting securities) more than 50% of the combined voting rights of the Company’s then outstanding Shares;

(c)	the entering into of any agreement by the Corporation to merge, consolidate, amalgamate, initiate an arrangement or be absorbed by or into another corporation; or

(d)
the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets or wind-up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and where the shareholdings remain substantially the same following the re-arrangement).

The foregoing provision in the Amended Stock Option Plan could have the effect of deterring a change-in-control of the Company.

Approval Requirements for Stock Option Plan

Approval of the Amended Stock Option Plan requires approval of a majority of the shareholders.  The Amended Stock Option Plan is also subject to regulatory approval by the TSX Venture Exchange if the Company’s listing application is approved.  The text of the resolution to be considered by shareholders at the Meeting is set forth below.

"BE IT RESOLVED THAT:

1.
The Amended Stock Option Plan in substantially the form set out as Exhibit B to the Management Proxy Circular of the Corporation dated June ___, 2011, be and is hereby approved, subject to the receipt of any required regulatory approvals (including any stock exchange upon which the shares of the Corporation are listed and posted for trading from time to time) and to such changes as may be required in connection therewith;

2.
All issued and outstanding stock options previously granted, including stock options previously granted pursuant to previous stock option plans, shall be exercisable in accordance with the terms, and shall be deemed to be issued, under the terms of the Amended Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED STOCK OPTION PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors appointed Schwartz Levitsky Feldman LLP (“SLF”) as independent auditors to audit the financial statements of the Company for the fiscal year ended June 30, 2011 and until the next meeting of Shareholders.

Audit Fees:  The Company paid SLF audit and audit related fees of approximately $27,337 for the fiscal year ended June 30, 2010 and no fees for tax filing preparation in the fiscal year ended June 30, 2010.

Although the appointment of Auditors is not required to be submitted to a vote of the Shareholders, the Board of Directors believes it appropriate to request that the Shareholders ratify the appointment of the independent auditors for the fiscal year ending June 30, 2011.  In the event a majority of the votes cast at the Meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other independent auditors for the fiscal year ending June 30, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

OTHER MATTERS

We know of no other matters that are likely to be brought before the Meeting.  If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE
AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Included with this Proxy Statement and Information Circular are: (i) the Company’s Quarterly Report on Form 10-Q for the nine months ended March 31, 2011 and (ii) the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2010 and 2009.  These Reports are incorporated in this Proxy Statement and Information Circular by reference.  Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement and Information Circular will be deemed to be modified or superseded for purposes of this Proxy Statement and Information Circular to the extent that a statement contained in this Proxy Statement and Information Circular or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement and Information Circular modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement and Information Circular. The Annual Report and the Quarterly Report incorporated by reference into this Proxy Statement and Information Circular are being delivered to our stockholders along with this Proxy Statement and Information Circular.

Additional information about the Company is available at the website maintained by the Securities and Exchange Commission (“SEC”) at http://www.sec.gov/edgar/searchedgar/companysearch.html.  In addition, our reports, their accompanying exhibits and other documents filed by the Company with the SEC, may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates.

We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement and Information Circular.

PROPOSALS OF SHAREHOLDERS

Proposals of Shareholders intended to be presented at the Company’s 2012 Shareholders Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company no later than [February 1, 2012] (120 days before the anniversary date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. All shareholder proposals should be sent to:

1135 Terminal Way
Suite 207B
Reno, Nevada 89502
Attn:  Mason Douglas, President

Tel:  775-322-4448

Proposals must comply with SEC proxy rules relating to shareholder proposals and Delaware corporate law in order to be included in Company proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Todd Montgomery
Director and Chief Executive Officer

INFRASTRUCTURE MATERIALS CORP.
PROXY FOR MEETING OF SHAREHOLDERS
TO BE HELD ___________, 2011

The undersigned, revoking prior proxies, hereby appoints Todd Montgomery and Mason Douglas, or failing either of them, _______________ Proxies with several powers of substitution, to vote all of the shares of stock of Infrastructure Materials Corp. owned by the undersigned and entitled to vote at the Meeting of Shareholders of Infrastructure Materials Corp. to be held at _______ Calgary, Alberta at 10:00 A.M., Central Time on __________, 2011, and at any adjournment or postponement thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder.  If no direction is given on these proposals, this proxy card will be voted “FOR” Proposals 1, 2, 3, and 4 and will be voted in accordance with the proxy’s best judgment as to any other matters.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

Please sign this proxy exactly as your name or names appear hereon.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

________________________________________________
Print Name(s)

________________________________________________
Signature

________________________________________________
Signature of joint owner, if any

Date: ____________________________________________

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example [x]

ITEM 1.	To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the “for All Except and write the nominee number(s) on the line provided.

1. Mason Douglas	2. Joseph Montgomery	3. Todd Montgomery
4 Brent Walter	5. Randal Ludwar

☐	☐	☐
FOR ALL	WITHHOLD	FOR ALL
ALL
                                                                           EXCEPT ___________________________

ITEM 2.	To approve the increase in the number of shares of common stock authorized by the Company.

☐	☐	☐
FOR	WITHHOLD	ABSTAIN

ITEM 3.	To approve the Amended Stock Option Plan.

☐	☐	☐
FOR	WITHHOLD	ABSTAIN

ITEM 4.	To approve Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the financial year ending June 30, 2011

☐	☐	☐
FOR	WITHHOLD	ABSTAIN

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Notes:
1.
Shareholders may vote at the Meeting either in person or by proxy. A proxy should be dated and signed by the Shareholder or by the Shareholder’s attorney authorized in writing. If not dated, this proxy shall be deemed to bear the date on which it was mailed by the management of the Company.

2.
You have the right to appoint a person other than as designated herein to represent you at the Meeting either by striking out the names of the persons designated above and inserting such person’s name in the blank space provided or by completing another proper form of proxy and, in either case, delivering the completed proxy to ______________in the envelope provided.

3.
The common shares represented by this proxy will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for. In the absence of direction, this proxy will be voted for each of the matters referred to herein.

4.
A completed proxy must be delivered to _________ not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting or the time of any adjournment or postponement thereof.

Exhibit A

Amendment to Certificate of Incorporation
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INFRASTRUCTURE MATERIALS CORP.
______________________________________________

Pursuant to Section 242 of the
Delaware General Corporation Law

THE UNDERSIGNED, the President of INFRASTRUCTURE MATERIALS CORP. (the "Corporation"), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.	The Certificate of Incorporation of this Corporation is amended by changing the paragraph, "FOURTH:" to read as follows:

“FOURTH, The Corporation shall have the authority to issue 500,000,000 shares of common stock, par value $.0001 per share.  In addition, the Corporation shall have the authority to issue 50,000,000 shares of preferred stock, par value $.0001 per share which may be divided into series and with the preferences, limitations and relative rights determined by the Board of Directors.”

2.
This amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the unanimous written consent of the Board of Directors and by the majority vote at a duly called and held meeting of the Shareholders of the Corporation.

IN WITNESS WHEREOF, I have hereunto signed this Certificate Of Amendment Of Certificate Of Incorporation of INFRASTRUCTURE MATERIALS CORP. this ___ day of ________, 2011.

President

Exhibit B

INFRASTRUCTURE MATERIALS CORP.

STOCK OPTION PLAN (2011)

1	The Plan

A Stock Option Plan (the "Plan") pursuant to which options to purchase common shares ("Shares") in the capital of Infrastructure Materials Corp. (the "Corporation") may be granted to the directors, officers, employees and consultants of the Corporation, and to holding companies wholly owned by the Corporation, is hereby established on the terms set forth below.

2	Purpose

The purpose of this Plan is to advance the interests of the Corporation by encouraging the directors, officers and key employees of the Corporation and consultants retained by the Corporation or any of its subsidiaries to acquire Shares, thereby (i) increasing the proprietary interests of such persons in the Corporation, (ii) aligning the interests of such persons with the interests of the Corporation's shareholders generally, (iii) encouraging such persons to remain associated with the Corporation, and (iv) furnishing such persons with an additional incentive in their efforts on behalf of the Corporation.

3	Definitions

(a)	"Board" means the board of directors of the Corporation;

(b)
"Consultant" means an individual other than an Employee or a director of the Corporation that is engaged to provide ongoing consulting, technical, management or other services to the Corporation or its subsidiary;

(c)	"CPP Act" means Canada Pension Plan Act (Canada);

(d)	"EI Act" means Employment Insurance Act (Canada);

(e)
"Employee" means an individual who is considered an employee of the Corporation or its subsidiary under the Tax Act (and for whom income taxes and premiums under the Tax Act, the CPP Act and EI Act must be made at source) or an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income taxes and premiums under the Tax Act, the CPP Act and EI Act are not made at source;

(f)	"Insider" means:

(i)	A director or senior officer of the Corporation;

(ii)	A director or senior officer of a company that is an Insider or subsidiary of the Corporation; or

(iii)	A person that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Corporation;

(g)	"Tax Act" means Income Tax Act (Canada); and

(h)
"Outstanding Common Shares" shall mean, at the time of any share issuance or grant of options, the number of Shares that are outstanding immediately prior to the share issuance or grant of options in question on a non-diluted basis, or such other number as may be determined under applicable rules and regulations of all regulatory authorities to which the Corporation is subject.

4	Implementation

The grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange on which the shares of the Corporation are or become listed and of any governmental authority or regulatory body to which the Corporation is subject.

5	Administration

(i)	This Plan shall be administered by the Board.

(j)
Subject to the terms and conditions set forth herein, the Board is authorized to provide for the granting, exercise and method of exercise of Options (as hereinafter defined), all on such terms (which may vary between Options) as it shall determine.  In addition, the Board shall have the authority to: (i) construe and interpret this Plan and all Option Agreements (as hereinafter defined) entered into hereunder, (ii) prescribe, amend and rescind rules and regulations relating to this Plan and (iii) make all other determinations necessary or advisable for the administration of this Plan.  All determinations and interpretations made by the Board shall be binding on all Participants (as hereinafter defined) and on their legal, personal representatives and beneficiaries.

(k)
Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a committee of the Board or to the President or any other officer of the Corporation.  Whenever used herein, the term "Board" shall be deemed to include any committee or officer to which the Board has, fully or partially, delegated the administration and operation of this Plan pursuant to this section 3.

(l)
Options to purchase the Shares granted hereunder ("Options") shall be evidenced by an agreement ("Option Agreement"), signed on behalf of the Corporation and by the person to whom an Option is granted, which agreement shall be in such form as the Board shall approve.

2

6	Eligibility and Participation

(m)	The Board may, in its discretion, select any of the following persons to participate in this Plan:

(i)	directors of the Corporation;

(ii)	officers of the Corporation;

(iii)	Employees of the Corporation;

(iv)
Consultants retained by the Corporation, provided such Consultants have performed and continue to perform services for the Corporation on an ongoing basis or are expected to provide a service of considerable value to the Corporation; and

(v)	a corporation wholly owned by any of the foregoing;

(any such person having been selected for participation in this Plan by the Board is herein referred to as a "Participant").

(n)
The Board may from time to time, in its discretion, grant an Option to any Participant, upon such terms, conditions and limitations as the Board may determine, including the terms, conditions and limitations set forth herein, provided that Options granted to any Participant shall be approved by the shareholders of the Corporation if the rules of any stock exchange on which the Shares are listed require such approval.

(o)	For stock options granted to Employees and Consultants, the Corporation represents that the Participant is a bona fide Employee or Consultant as the case may be.

7	Number of Shares Under Plan

(p)
Subject to Section 16 below, the securities that may be acquired by Participants under this Plan shall consist of authorized but unissued Shares.  Whenever used herein, the term "Shares" shall be deemed to include any other securities that may be acquired by a Participant upon the exercise of an Option the terms of which have been modified in accordance with Section 16 below.

(q)
The aggregate number of Shares reserved for issuance under this Plan, or any other plan of the Corporation, shall not exceed 10% of the Outstanding Common Shares of the Corporation from time to time unless the Corporation is permitted by or receives the permission of the stock exchange or exchanges on which the Shares are listed to exceed such threshold and any requisite shareholder approval.

(r)
The number of Shares that may be acquired under an Option granted to a Participant shall be determined by the Board as at the time the Option is granted, provided that the aggregate number of Shares reserved for issuance to any one Participant under this Plan or any other plan of the Corporation shall not exceed the amounts permitted by the stock exchange or exchanges on which the Shares are listed.

3

(s)
If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, any unpurchased Shares to which such Option relates shall be available for the purposes of the granting of Options under this Plan.

8	Maintenance of Sufficient Capital

The Corporation shall at all times during the term of this Plan ensure that the number of Shares it is authorized to issue shall be sufficient to satisfy the requirements of this Plan.

9	Exercise Price

The exercise price to each Participant for each Option shall be as determined by the Board, but shall in no event be less than the Market Price (as hereinafter defined) less the maximum discount permitted under the regulations of the stock exchange or exchanges on which the Shares are listed or such other price as may be agreed to by the Corporation and approved by the applicable stock exchange or exchanges.  In the event that the Corporation proposes to reduce the exercise price of options granted to a Participant who is an Insider of the Corporation at the time of the proposed amendment, such amendment shall not be effective until disinterested shareholder approval has been obtained in respect of the reduction of the exercise price if required by the rules and policies of the stock exchange or exchanges on which the Shares are listed then in effect.

For purpose of this Plan, the "Market Price" at any date in respect of the Shares shall mean:
(t)
the closing price of such Shares on a stock exchange on which the Shares are listed and posted for trading or a quotation system for a published market (the "Market") upon which the price of the Shares is quoted, as may be selected for such purpose by the Board, on the last trading day prior to the date the Option is granted; or

(u)	if no trades occurred on such day, then the next previous day on which trading took place;

(v)	in the event the Options are granted prior to the listing of the Shares on a recognized stock exchange, the issue price per share of the initial public offering of Shares of the Corporation; or

(w)
in the event that such Shares are not listed and posted for trading or quoted on any Market, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion.

10	Term

Subject to any resolution passed by the Board or any applicable securities laws or regulations, an Option shall vest and may be exercised as follows:

(x)
all Options granted shall be exercisable for a period ("Option Period") as determined by the Board but in any event, not exceeding ten (10) years from the date the Option is granted or a date permitted by the stock exchange or exchanges on which the Shares are listed;

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(y)	an Option may be exercised by the Participant as to such varying percentages, on a cumulative basis, during the terms thereof as the Board shall determine;

(z)	the Option Period shall be automatically reduced or vested in accordance with Sections 12 and 13 below upon the occurrence of any of the certain specified events referred to therein; and

(aa)
no Option in respect of which shareholder approval is required under the rules of the stock exchange or exchanges on which the Shares are listed shall be exercisable until such time as the Option has been approved by the shareholders of the Corporation.

11	Method of Exercise of Option

(bb)
Except as set forth in Sections 12 and 13 below, no Option may be exercised unless the holder of such Option is, at the time the Option is exercised, a director, Employee or Consultant of the Corporation or a corporation wholly owned by the Corporation;

(cc)	Options may be exercised in whole or in part;

(dd)	Any Participant (or his legal, personal representative) wishing to exercise an Option shall deliver to the Corporation, at its principal office in the City of Calgary, Alberta:

(i)
a written notice expressing the intention of such Participant (or his legal, personal representative) to exercise his Option and specifying the number of Shares in respect of which the Option is exercised;

(ii)	a cash payment, certified cheque or bank draft, representing the full purchase price of the Shares in respect of which the Option is exercised; and

(iii)
if required, a cash payment, certified cheque or bank draft, representing the provincial and/or federal payroll source withholding taxes and premiums under the Tax Act, CPP Act and EI Act (or any applicable provincial or federal statutes) with respect to the taxable portion of the benefit realized upon exercise of the Options or an authorization signed by the Participant for the Corporation to sell that number of Shares at the time of exercise of the Options and retain a sufficient amount of proceeds from the sale required to satisfy the payroll source withholding and remittance obligations of the Corporation.

Upon the exercise of an Option as aforesaid, the Corporation shall forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the relevant Participant (or his legal, personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares as the Participant (or his legal, personal representative) shall have then paid for less any Shares authorized by the Participant for the Corporation to sell to satisfy the payroll source withholding and remittance obligations of the Corporation.

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12	Expiry of Options

(ee)
Normal Expiry – Subject to paragraphs (b), (c), (d) and (e) hereof, options granted under the Plan shall expire on the date provided for in the respective Option Agreement or on such later date as may be permitted by the Board, which shall be no later than the tenth anniversary of the date on which any such Option is granted.

(ff)
Retirement or Disability – Subject to paragraph (c) hereof, in the event of the termination of employment or of a consulting agreement of a Participant with the Corporation or any of its subsidiaries due to normal retirement in accordance with the policies of the Corporation or the respective subsidiary, as the case may be, or due to permanent disability of the Participant (as determined by the board), the Participant may exercise such part of the Option as is exercisable immediately prior to the time of such termination within a period of ninety (90) days following such termination but in no event later than the normal expiry date of the Option and not for more than the number of Options for which the Participant could have exercised any such Option immediately prior to retirement or disability and any such Option not fully exercised at the end of such period shall then terminate.

(gg)
Death of Participant – In the event of the death of any Participant prior to the expiry of outstanding Options, the executors or personal representatives of the Participants shall have the right to exercise any such Option within one hundred and eighty (180) days of the Participant’s death, but in no event later than the normal expiry date of the Option and for not more than the number of Options for which the Participant could have exercised any such Option immediately prior to the Participant’s death, and any such Option not fully exercised at the end of such period shall then terminate.

(hh)
Resignation or Termination not for Cause – Subject to paragraph (e) hereof, in the event of the resignation of a Participant from, the termination of employment of a Participant with, or the removal or resignation of a Participant who is a Director, Employee or Consultant of the Corporation or any of its subsidiaries prior to the expiry of all outstanding Options granted to such participant, the Participant shall have the right to exercise any such Options within a period of ninety (90) days following the effective date of such resignation or termination but in no event later than the normal expiry date of the Options and not for more than the number of Options for which the Participant could have exercised any such Option immediately prior to such resignation or termination and any such Option not fully exercised at the end of such period shall then terminate.

(ii)
Termination for Cause – If a Participant is dismissed or terminated as a Director, Employee or Consultant of the Corporation or any of its subsidiaries for cause, all unexercised Options of the Participant under the Plan shall immediately terminate forthwith without further notice to the Participant, notwithstanding the original term or vesting of the Options granted to such Participant under the plan or Option Agreement.

Neither the selection of any person as a Participant nor the granting of an Option to any Participant under this Plan shall (i) confer upon such Participant any right to continue as a Director, Employee or Consultant of the Corporation or any of its subsidiaries, as the case may be, or (ii) be construed as a guarantee that the Participant will continue as a Director, Employee or Consultant of the Corporation or any of its subsidiaries, as the case may be.

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13	Change of Control

Notwithstanding the provisions of Section 10 or any vesting restrictions otherwise applicable to the relevant Options, in the event of a change of control of the Corporation, the right of a Participant to exercise his Options granted to him shall be accelerated so that such Option may be exercised, in whole or in part, with respect to all Shares optioned to the Participant (including those for which the option is not yet exercisable) at any time during the fifteen (15) day period prior to the date upon which the change of control occurs.

In the event of a change of control, notwithstanding Section 11, the Board or the board of directors of any successor corporation or entity may, in its discretion, as to the outstanding Options:

(jj)
provide for payment of an amount equal to the excess of the price of the Shares, as determined under the transaction causing the change of control or if no price is determinable, as determined by the Board, over the exercise price of such Shares as of the date of the change of control, in exchange for the surrender of the right to exercise such Options less a sufficient amount required to satisfy the payroll source withholding and remittance obligations of the Corporation; or

(kk)	provide for the assumption of such Options, or the substitution therefor of new options, by the successor corporation or entity.

For the purpose of this Plan, "change of control" of the Corporation means and shall be deemed to have occurred upon:

(ll)
the acceptance by the holders of Shares of the Corporation, representing in the aggregate, more than 50 percent of all issued Shares of the Corporation, of any offer, whether by way of a takeover bid or otherwise, for all or any of the outstanding Shares of the Corporation; or

(mm)
the acquisition, by whatever means, by a person (or two or more persons who, in such acquisition, have acted jointly or in concert or intend to exercise jointly or in concert any voting rights attaching to the Shares acquired), directly or indirectly, of beneficial ownership of such number of Shares or rights to Shares of the Corporation, which together with such person’s then owned Shares and rights to Shares, if any, represent (assuming the full exercise of such rights to voting securities) more than 50 percent of the combined voting rights of the Corporation’s then outstanding Shares;

(nn)	the entering into of any agreement by the Corporation to merge, consolidate, amalgamate, initiate an arrangement or be absorbed by or into another corporation; or

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(oo)
the passing of a resolution by the Board or shareholders of the Corporation to substantially liquidate the assets or wind-up the Corporation’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Corporation in circumstances where the business of the Corporation is continued and where the shareholdings remain substantially the same following the re-arrangement).

14	Rights of Participants

No person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of such Option until such Shares have been paid for in full and issued to such person.

15	Proceeds from Exercise of Options

The proceeds from any sale of Shares issued upon the exercise of Options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine and direct.

16	Adjustments

(pp)
The number of Shares subject to the Plan shall be increased or decreased proportionately in the event of the subdivision or consolidation of the outstanding Shares of the Corporation, and in any such event a corresponding adjustment shall be made changing the number of Shares deliverable upon the exercise of any Option granted prior to such event without any change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share covered by the Option.  In case the Corporation is reorganized or merged or consolidated or amalgamated with another corporation, appropriate provisions shall be made for the continuance of the Options outstanding under this Plan and to prevent their dilution or enlargement.

(qq)
Adjustments under this Section 16 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.  No fractional Shares shall be issued under this Plan on any such adjustment.

17	Transferability

All benefits, rights and Options accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable or assignable unless specifically provided herein.  During the lifetime of a Participant any Options granted hereunder may only be exercised by the Participant and in the event of the death or permanent disability of a Participant, by the person or persons to whom the Participant's rights under the Option pass by the Participant's will or applicable law.

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18	Amendment and Termination of Plan

The Board may, at any time, suspend or terminate this Plan.  The Board may also at any time amend or revise the terms of this Plan, subject to regulatory approval and, if deemed necessary or desirable by the Board, shareholder approval.

19	Necessary Approvals

The obligation of the Corporation to issue and deliver Shares in accordance with this Plan is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation.  If Shares cannot be issued to a Participant upon the exercise of an Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of such Option will be returned to the relevant Participant as soon as practicable.

20	Stock Exchange Rules

This Plan and any option agreements entered into hereunder shall comply with the requirements of the stock exchange or exchanges on which the Shares are listed, and, in the event of any inconsistency between the terms and conditions of the Plan and the rules and regulations of any such exchange, the rules and regulations of such exchange shall prevail.

21	Gender

Whenever used herein words importing the masculine gender shall include the feminine and neuter genders and vice versa.

22	Interpretation

This Plan will be governed by and construed in accordance with the laws of the Province of Alberta.

Dated as of the 3 day of June, 2011.

INFRASTRUCTURE MATERIALS CORP.

By:

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